UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 30, 2013 (July 29, 2013)

CORONUS SOLAR INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or other jurisdiction of incorporation)

000-53697
(Commission File No.)

98-1090431
(I.R.S. Employer Identification No.)

1100-1200 West 73rd Avenue
Vancouver, British Columbia
Canada V6P 6G5
(Address of principal executive offices and Zip Code)

604-267-7078
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

     Effective September 1, 2013, we agreed to engage Earthlight Solar Inc. (“Earthlight”) as a consultant (the “Current Earthlight Engagement”), with Earthlight providing us with advisory and consulting services (the “Current Earthlight Services”) in respect of our solar photovoltaic (“PV”) business. Under the Current Earthlight Engagement, we are to pay Earthlight CAD$10,000 per month for the Current Earthlight Services. Mark Burgert, a control person of us, is the president and a control person of Earthlight. Prior to the Current Earthlight Engagement, as reported in our Form 8-K filed with the SEC on January 7, 2013, effective January 1, 2013, our wholly-owned subsidiary, Coronus Energy Corp. (“Coronus”), had engaged Earthlight as a consultant (the “Previous Earthlight Engagement”), with Earthlight providing Coronus with advisory and consulting services (the “Previous Earthlight Services”) in respect of Coronus’ solar PV business. Under the Previous Earthlight Engagement, Coronus paid Earthlight $8,000 per month for the Previous Earthlight Services. Effective September 1, 2013, Coronus and Earthlight terminated the Previous Earthlight Engagement.

     Effective September 1, 2013, we agreed to engage RenewTrek Solar Inc. (“RenewTrek”) as a consultant (the “RenewTrek Engagement”), with RenewTrek providing us with advisory and consulting services (the “RenewTrek Services”) in respect of our solar PV business. Under the RenewTrek Engagement, we are to pay RenewTrek CAD$10,000 per month for the RenewTrek Services. Jeff Thachuk, our president, principal executive officer, secretary, treasurer, principal financial officer, principal accounting officer, and a member of our board of directors, is the president and a control person of RenewTrek. Prior to the RenewTrek Engagement, we paid Mr. Thachuk CAD$8,000 per month to serve as our principal executive officer. Effective September 1, 2013, Mr. Thachuk no longer receives this salary, but continues to serve as our principal executive officer. On September 1, 2013, our board of directors approved the RenewTrek Engagement. As a director of our company, Mr. Thachuk declared his interest in the transaction and abstained from voting on the approval of the RenewTrek Engagement.

ITEM 1.02 TERMINATION OF MATERIAL DEFINITIVE AGREEMENTS.

     As disclosed above under Item 1.01, effective September 1, 2013, Coronus and Earthlight terminated the Previous Earthlight Engagement.

     As disclosed above under Item 1.01, effective September 1, 2013, although Mr. Thachuk continues to serve as our principal executive officer, Mr. Thachuk no longer receives CAD$8,000 per month to serve in this position.

     As reported in our Form 8-K filed with the SEC on August 15, 2013, on August 9, 2013, we and Coronus, our wholly-owned subsidiary, entered into a share purchase and development services agreement (the “Share Purchase and Development Services Agreement”) with Redwood Solar Development LLC (“Redwood”). We report today that on September 19, 2013, the parties closed on the Share Purchase and Development Services Agreement.

     As reported in our Form 8-K's filed with the SEC on January 7, February 13, April 16, May 6, and August 5, 2013, on December 20, 2012, Coronus and Coronus’ wholly-owned subsidiaries, conducted a non-brokered private placement, issuing a senior secured, promissory note (the “Note”) to Clean Focus Financing Company, LP (“Clean Focus”), for proceeds of up to $4,000,000 (the “Loan”).

     Under the Share Purchase and Development Services Agreement, we agreed to sell 100% of the issued and outstanding shares of Coronus to Redwood, in addition to performing certain development services in respect of the twelve anticipated, utility-scale, solar PV projects of Coronus, for the purchase and development services price (the “Contract Price”), as specified in the Share Purchase and Development Services Agreement, attached as an exhibit to the Form 8-K we filed with the SEC on August 15, 2013. Redwood was to pay the Contract Price by issuing to us, a non-interest bearing, secured debenture (the “Redwood Debenture”). On September 19, 2013, at closing, Redwood issued to us the Redwood Debenture.

     Our obligation to complete the sale was subject, in part, to 1) us receiving a release from Clean Focus in respect of any further obligations under or in connection with the Loan; and 2) the approval of the Share Purchase and Development Services Agreement by our shareholders holding not less than two-thirds of our shares. On September 19, 2013, at closing, we received the release from Clean Focus in respect of any further obligations under or in connection with the Loan. On September 16, 2013, at the annual general & special meeting of our shareholders (the “Shareholder Meeting”), we obtained the approval of the Share Purchase and Development Services Agreement by our shareholders holding not less than two-thirds of our shares.

     Redwood's obligation to complete the purchase was subject, in part, to 1) Redwood receiving lock-up agreements and proxies from our shareholders holding not less than 80% of our shares; and 2) the approval of the Share Purchase and Development Services Agreement by our shareholders holding not less than 80% of our shares. Prior to the Shareholder Meeting, Redwood received lock-up agreements and proxies from twelve of our shareholders holding 80.6% of our shares. On September 16, 2013, at the Shareholder Meeting, we obtained the approval of the Share Purchase and Development Services Agreement by our shareholders holding not less than 80% of our shares.

     At closing, on the transfer of Coronus to Redwood, all then outstanding advances under the Loan, together with all accrued but unpaid interest, were assumed as part of the transfer.

     The Contract Price, based on an agreed upon price of dollars per peak installed watt, is the estimated final output capacity of the twelve anticipated, utility-scale, solar PV projects of Coronus, and is based on the aggregate of the value of the installed solar PV systems and the value of the development services to be performed by us. The payment of the Contract Price, and the corresponding retirement of the Redwood Debenture, is as follows: 1) $1,000 was paid to us on the execution of the Share Purchase and Development Services Agreement; 2) $9,000 was paid on closing; 3) after four solar PV systems have met certain conditions, inclusive of the receipt of conditional use permits, a payment of 5% of the Contract Price, per solar PV system, shall be paid to us; and 4) the balance of the Contract Price shall be pro-rated among the twelve solar PV systems with each pro-rata portion paid to us on permanent financial close in connection with the construction of each system.

     Under the Share Purchase and Development Services Agreement, the Contract Price is subject to adjustment, upwards or downwards, as appropriate, based, in part, on the following parameters: installed capacity; development expense budget true-up; interconnection refund true-up; and Coronus financial statements true-up. Under the Share Purchase and Development Services Agreement, Redwood agrees to fund, and the Contract Price reflects Redwood funding, certain development expenses that are separate and aside from the Contract Price. The Redwood Debenture security interests received by us are subordinate and junior to the interests securing the Loan, as well as subordinate and junior to all future draws under the Loan where the proceeds are used to fund those certain development expenses.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

     As disclosed above under Item 1.01, effective September 1, 2013, under the Current Earthlight Engagement, we are to pay Earthlight CAD $10,000 per month for the Current Earthlight Services.

     As disclosed above under Item 1.01, effective September 1, 2013, under the RenewTrek Engagement, we are to pay RenewTrek CAD $10,000 per month for the RenewTrek Services.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     As disclosed above under Item 1.02, on September 16, 2013, we held an annual general & special meeting of our shareholders (the “Shareholder Meeting”). The total number of common shares represented at the Shareholder Meeting was 14,360,970, representing 83.40% of the 17,219,486 shares of our common stock issued and outstanding.

     At the Shareholder Meeting, MNP LLP was re-appointed as our auditor for the ensuing year, with the board of directors authorized to fix the remuneration to be paid to them. In respect of this vote, 100% of the total number of common shares represented at the Shareholder Meeting, representing 83.40% of the 17,219,486 shares of our common stock issued and outstanding, voted for the re-appointment of MNP LLP and the authorization of the board of directors to fix the remuneration to be paid to them.

     At the Shareholder Meeting, the board of directors, as reported in our Form 10-K filed with the SEC on July 1, 2013, as amended, was re-elected in its entirety, with the number of directors fixed at three for the ensuing year.

     At the Shareholder Meeting, a 10% “rolling” stock option plan, originally proposed and approved by our shareholders at our annual general meeting held on October 13, 2009, was re-approved. In respect of this vote, 99.94% of the total number of common shares represented at the Shareholder Meeting, representing 83.35% of the 17,219,486 shares of our common stock issued and outstanding, voted for the re-approval of the 10% “rolling” stock option plan. In respect of this vote, 0.06% of the total number of common shares represented at the Shareholder Meeting, representing 0.05% of the 17,219,486 shares of our common stock issued and outstanding, did not vote.

     At the Meeting, the sale of Coronus and the related Share Purchase and Development Services Agreement was approved. In respect of this vote, 99.94% of the total number of common shares represented at the Shareholder Meeting, representing 83.35% of the 17,219,486 shares of our common stock issued and outstanding, voted for the approval of the sale of Coronus and the related Share Purchase and Development Services Agreement. In respect of this vote, 0.06% of the total number of common shares represented at the Shareholder Meeting, representing 0.05% of the 17,219,486 shares of our common stock issued and outstanding, did not vote.

ITEM 7.01 REGULATION FD DISCLOSURE.

     As disclosed above under Item 1.01, we announced today our entry into the Current Earthlight Engagement and our entry into the RenewTrek Engagement, inclusive of the financial obligations in relation thereto. Also, as disclosed above under Item 1.02, we announced the termination of the Previous Earthlight Engagement, and that, although Mr. Thachuk continues to serve as our principal executive officer, Mr. Thachuk no longer receives CAD$8,000 per month to serve in this position. Additionally, as disclosed above under Item 1.02, we announced the closing of the sale of Coronus and the related Share Purchase and Development Services Agreement. As disclosed above under Item 5.07, we announced the voting results of matters submitted to a vote at the Shareholder Meeting. As disclosed below under Item 8.01, we announced Coronus’ postings with Southern California Edison (“SCE”) of the second interconnection financial securities for solar PV projects Coronus Apple Valley East 2 and Coronus Joshua Tree East 1.

ITEM 8.01 OTHER EVENTS.

     On July 29, 2013, pursuant to the SCE interconnection request for solar PV project Coronus Apple Valley East 2, Coronus posted with SCE the second interconnection financial security, in the amount of $24,580. The posting amount for the Coronus Apple Valley East 2 project was determined by the results of the Facility Study SCE commenced with Coronus on December 18, 2012, which we reported in our Form 8-K filed with the SEC on December 19, 2012.

     On August 15, 2013, pursuant to the SCE interconnection request for solar PV project Coronus Joshua Tree East 1, Coronus posted with SCE the second interconnection financial security, in the amount of $66,950. The posting amount for the Coronus Joshua Tree East 1 project was determined by the results of the System Impact Study SCE commenced with Coronus on February 23, 2012, which we reported in our Form 8-K filed with the SEC on February 27, 2012.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

10.1	Consulting Services Agreement – EarthLight.
10.2	Consulting Services Agreement – RenewTrek.
99.1	Press release.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 30th day of September, 2013.

CORONUS SOLAR INC.

BY:	JEFFERSON THACHUK
Jefferson Thachuk
President, Principal Executive Officer, Principal
Accounting Officer, Principal Financial Officer,
Secretary, Treasurer and a member of the Board of
Directors